Exhibit 10.2

SUPPLEMENT TO MEMORANDUM OF UNDERSTANDING AND AMENDMENT

This Supplement to Memorandum of Understanding and Amendment is entered into by and between MAGNEGAS CORPORATION (“MAGNEGAS”) and XXXX on this 16th day of June, 2014, for the purpose of amending that certain Memorandum of Understanding and Summary of Terms between them, effective as of October 7, 2013 (the “MOU”)

WHEREAS, the MOU sets forth certain rights and obligations of the Parties, including restrictions on sale or transfer of their respective interests in the limited liability company contemplated for the joint venture created by the terms of the MOU, Supplemental Energy Solutions, LLC (“SES”); and

WHEREAS, MAGNEGAS desires to assign part of its membership interests in SES to Futurenergy Pty, Ltd., a company formed under the laws of Australia (“FUTURENERGY”), and XXXX has agreed to waive all rights it may have under the MOU with respect to restricting such transfer; and

WHEREAS, XXXX has requested an extension of the term during which SES has the option to purchase a recycler under the MOU in order to retain certain exclusivity rights.

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the parties agree as follows:

1.          MAGNEGAS will transfer to FUTURENERGY fifty percent (50%) of its interest in the Joint Venture, equal to fifty percent (50%) of its membership interest in SES (the “Transferred Interests”). The parties agree that, after such transfer, FUTURENERGY will hold twenty-five percent (25%) of all membership interests in SES, MAGNEGAS will hold twenty- five percent (25%), and XXXX will hold fifty percent (50%). No other party has any right to membership interests (or any other type of economic or equity interest) in SES, including the right to purchase any such membership interests.

2.          XXXX hereby waives any right it may have to purchase such Transferred Interests pursuant to the right to first refusal referenced in Section 15 of the MOU, as well as any other right to restrict the transfer of the Transferred Interests to FUTURENERGY.

3.          Paragraph 9 of the MOU is hereby amended by deleting the text of Paragraph 9 in its entirety and substituting the following text in its place:

“9.          INTELLECTUAL PROPERTY RIGHTS AND EXCLUSIVE DISTRIBUTION RIGHTS. Possible new IP resulting from this venture will be the exclusive property of NewCo in perpetuity, except to the extent that is conflicts with existing MAGNEGAS IP.

MAGNEGAS hereby grants to NewCo exclusive distribution rights to the coal and/or coal by-products, co-combustion generation industry for United States and Canada where MAGNEGAS is the holder of such rights, provided that, on or before December 31, 2014, NewCo purchases and pays in full a first 300kw recycler unit at a price of $2.7 million. Upon the closing of such purchase, MAGNEGAS will return $600,000 to NewCo to cover NewCo operating expenses, including funding beyond initial testing period described in Paragraph 8. Should said Recycler not be purchased and paid in full by December 31, 2014, all rights granted to NewCo under this MOU revert back to MAGNEGAS and all rights granted will terminate automatically.

The term of NewCo’s exclusive distribution rights will be extended after December 31, 2014, in one year increments, if one or more 300kW units are purchased or sold (in addition to the “First Recycler”) within the twelve (12) month period following December 31, 2014. If a 300kW unit is not purchased or sold within any twelve (12) month period of time, MAGNEGAS may terminate this exclusivity upon 30 days’ prior written notice to NewCo. If multiple units are sold under a single contract, the maximum aggregate extension term for exclusivity shall be two years.

In case of liquidation or bankruptcy of NewCo, any exclusive distribution lights and MAGNEGAS manufacturing license rights granted to NewCo revert back to MAGNEGAS.”

4.           The parties hereto acknowledge and agree that the concept of MAGNEGAS co-combustion was first conceived by Dr. Santilli of MAGNEGAS and developed by FUTURENERGY in early 2012. This is prior to the first meeting between MAGNEGAS and XXXX on January 15 2013 and that XXXX does not claim to be the inventors of the MAGNEGAS Coal Co-Combustion concept or apparatus.

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date written above.

MAGNEGAS CORPORATION				XXXX

By:	/s/ Ermanno Santilli			By:	/s/ XXXX
	Ermanno Santilli	, its	CEO		XXXX	, its	CEO
	13/Jun/2014				June 16, 2014

2